Exhibit 10.5

Execution Copy

Confidential

EMPLOYEE SHAREHOLDERS AGREEMENT

dated as of

May 30, 2008

among

LANTHEUS MI HOLDINGS, INC.,

AVISTA CAPITAL PARTNERS, L.P.,

AVISTA CAPITAL PARTNERS (OFFSHORE), L.P.,

ACP-LANTERN CO-INVEST LLC

and

CERTAIN EMPLOYEE SHAREHOLDERS NAMED HEREIN

TABLE OF CONTENTS

		Page

	ARTICLE 1
	DEFINITIONS
	1

Section 1.01.	Definitions	1
Section 1.02.	Other Definitional and Interpretative Provisions	8

	ARTICLE 2
	CORPORATE GOVERNANCE
	8

Section 2.01.	Composition of the Board	8
Section 2.02.	Irrevocable Proxy	8

	ARTICLE 3
	RESTRICTIONS ON TRANSFER
	8

Section 3.01.	General Restrictions on Transfer	9
Section 3.02.	Legends	9
Section 3.03.	Restrictions on Transfers by Employee Shareholders	9

	ARTICLE 4
	DRAG-ALONG RIGHTS; PUT RIGHT AND CALL RIGHT
	11

Section 4.01.	Drag-Along Rights	11
Section 4.02.	Additional Conditions to Drag-Along Sales	13
Section 4.03.	Call Right and Put Right	14

	ARTICLE 5
	CERTAIN COVENANTS AND AGREEMENTS
	17

Section 5.01.	Confidentiality	17
Section 5.02.	Conflicting Agreements	18

	ARTICLE 6
	MISCELLANEOUS
	18

Section 6.01.	Investment Opportunities and Conflicts of Interest	18
Section 6.02.	Binding Effect; Assignability; Benefit	19
Section 6.03.	Notices	19
Section 6.04.	Waiver; Amendment; Termination	20
Section 6.05.	No Right of Employment	20

i

TABLE OF CONTENTS

(continued)

		Page

Section 6.06.	Governing Law	21
Section 6.07.	Jurisdiction	21
Section 6.08.	WAIVER OF JURY TRIAL	21
Section 6.09.	Specific Enforcement	21
Section 6.10.	Counterparts; Effectiveness	21
Section 6.11.	Entire Agreement	22
Section 6.12.	Severability	22

ii

EMPLOYEE SHAREHOLDERS’ AGREEMENT

This EMPLOYEE SHAREHOLDERS’ AGREEMENT, dated as of May 30, 2008 (this “Agreement”), by and among (i) Lantheus MI Holdings, Inc., a Delaware corporation (the “Company”), (ii) Avista Capital Partners, L.P., a Delaware limited partnership, Avista Capital Partners (Offshore), L.P., a Delaware limited partnership and ACP-Lantern Co-Invest LLC, a Delaware limited liability company (each of the foregoing in this clause (ii), an “Avista Entity” and, collectively, the “Avista Entities”), and (iii) each Person listed as a “Employee Shareholder” on the signature pages hereto and each party who from time to time executes and delivers a Joinder Agreement after the date hereof (each a “Employee Shareholder” and, collectively, the “Employee Shareholders”).  For purposes of this Agreement, “Avista Entities” and “Employee Shareholders” shall each mean, if such Persons shall have Transferred any of their “Company Securities” to any of their respective “Permitted Transferees” (as such terms are defined below), such Persons and such Permitted Transferees, taken together, and any right, obligation or action that may be exercised or taken at the election of such Persons may be taken at the election of such Persons and such Permitted Transferees.

W I T N E S S E T H :

WHEREAS, the parties hereto desire to enter into this Agreement to govern certain of their rights, duties and obligations with respect to the ownership by the Employee Shareholders of Company Securities; and

WHEREAS, as a condition to the exercise of any Company Common Stock Option, the grantees thereof shall become a party to this Agreement in connection with any such exercise.

NOW THEREFORE, in consideration of the covenants and agreements contained herein, the parties hereto agree as follows:

ARTICLE 1

DEFINITIONS

Section 1.01.                          Definitions.  (a)  The following terms, as used herein, have the following meanings:

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person, provided that no security holder of the Company shall be deemed an Affiliate of any other security holder solely by reason of any investment in the Company.  For the purpose of this definition, the term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Aggregate Ownership” means, with respect to any Shareholder the total number of Company Securities “beneficially owned” (as such term is defined in Rule 13d-3 of the Exchange Act) (without duplication) by such Shareholder together with any of its Permitted Transferees (as defined herein) as of the date of such calculation, calculated on a Fully-Diluted basis.

“Board” means the board of directors of the Company.

“Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized by law to close.

“Call Period” means, with respect to the application of the provisions of Section 4.03 to a Terminated Employee Shareholder:

(i)             with respect to Incentive Securities, the period from such Termination Date to the later of (A) the date that is 210 days after the date of purchase of such Incentive Securities in connection with the exercise of Incentive Securities (the “Exercise Date”), and (B) the date that is 180 days after the Termination Date;

(ii)          with respect to Incentive Securities that are exercised after the Termination Date, the period from the Exercise Date of such Incentive Securities to the date that is 210 days after the Exercise Date; or

(iii)       with respect to Purchased Securities, the period that is 90 days after the Termination Date.

“Cause” means, with respect to any Employee Shareholder, “Cause” as defined in the employment agreement, if any, by and between the Company or any of its Subsidiaries and such Employee Shareholder or, if not so defined:

(i)             the Employee Shareholder’s breach of any fiduciary duty or legal or contractual obligation to the Company or any of its Affiliates, or to the Company’s direct or indirect equity holders;

(ii)          the Employee Shareholder’s failure to follow the reasonable instructions of the Board or such Employee Shareholder’s direct supervisor, which breach, if curable, is not cured within 10 Business Days after notice to such Employee Shareholder or, if cured, recurs within 180 days;

(iii)       the Employee Shareholder’s gross negligence, willful misconduct, fraud, insubordination, acts of dishonesty or conflict of interest relating to the Company or any of its Affiliates; or

(iv)      the Employee Shareholder’s commission of any misdemeanor relating to the affairs of the Company or any of its Affiliates or any felony.

“Change of Control” means, (a) any transaction or series of related transactions, in which, after giving effect to such transaction or transactions any “person” or “group” (as such terms are used in Section 13(d) of the Exchange Act), other than by a “person” which is an Avista Entity or by a “group” in which an Avista Entity is a member acquires, directly or indirectly, in excess of 50% of the voting securities of a Person, or (b) the sale, lease or other disposition of all or substantially all of the assets of any “person” or “group” (as such terms are used in Section 13(d) of the Exchange Act), which shall include with respect to the Company, the Company and its Subsidiaries on a consolidated basis (including securities of the Company’s directly or indirectly owned Subsidiaries), other than by a “person” which is an Avista Entity or by a “group” in which an Avista Entity is a member, to a Person that is not an Affiliate of such Person.

“Common Stock” means any class of common stock of the Company and any stock into which such common stock may hereafter be converted or changed.

“Common Stock Option” means an option to purchase Common Stock granted pursuant to the Incentive Plan.

“Company Securities” means, without duplication, (i) shares of Common Stock, (ii) shares of 14% Preferred Stock and (iii) any other securities convertible into or exchangeable or exercisable for, or options, warrants or other rights to acquire, shares of Common Stock, shares of 14% Preferred Stock or any other equity or equity-linked security issued by the Company; provided that, for purposes of any calculation herein with respect to the number or percentage of Company Securities outstanding or held by any Employee Shareholder from time to time, each share of Common Stock and 14% Preferred Stock shall be equal to one share of Company Securities and the Board shall reasonably determine the equivalent number of Company Securities represented by any other class or shares of Company Securities that may be issued and outstanding from time to time.  Schedule B hereto sets forth the class, series and number of Company Securities owned by each Shareholder as of the date hereof and the Company shall update Schedule B from time to time to reflect any Transfer, issuance, redemption, conversion, exchange, stock dividend, split or combination of Company Securities.

“Cost” means, with respect to any purchase by the Company of Company Securities held by an Employee Shareholder pursuant to Section 4.03 on any date after the date hereof, the amount paid by such Employee Shareholder on a per share basis (i) for the applicable Purchased Security or (ii) to exercise any option, warrant or similar right to acquire the applicable Incentive Security, as applicable.

“Disability” means, with respect to any Employee Shareholder, “Disability” as defined in the employment agreement, if any, by and between the Company or any of its Subsidiaries and such Employee Shareholder or, if not so defined, any physical or mental illness, injury or infirmity which prevents and/or is reasonably likely to prevent the Employee Shareholder from performing the Employee Shareholder’s essential job functions for a period of (i) 90 consecutive calendar days or (ii) an aggregate of 120 calendar days out of any consecutive 12 month period.

“Drag-Along Portion” means, with respect to any Employee Shareholder and any class of Company Securities (i) the Employee Shareholder’s Aggregate Ownership of such class of Company Securities multiplied by (ii) a fraction the numerator of which is the number of such class of Company Securities proposed to be sold by the Drag-Along Seller in the applicable Drag-Along Sale under Section 4.01 and the denominator of which is Drag-Along Seller’s Aggregate Ownership of the class of Company Securities.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” with respect to any Company Securities as of any date of determination means, (i) if such determination is being made prior to the First Public Offering, a good faith determination by the Board through a reasonable application of a reasonable valuation method.  Such determination shall be conclusive and binding on all persons, or (ii) in the event that the Common Stock is listed on an established U.S. exchange or through The NASDAQ Global Market or any established over-the-counter trading system, the average of the closing prices of the Common Stock on such exchange if listed or, if not so listed, the average bid and asked price of the Common Stock reported on The NASDAQ Global Market or any established over-the-counter trading system on which prices for the Common Stock is quoted, in each case, for a period of 20 trading days prior to such date of determination.

“First Public Offering” means the first Public Offering after the date hereof.

“FMV Calculation Date” means, with respect to the application of the provisions of Section 4.03 to a Terminated Employee Shareholder:

(i)             with respect to Incentive Securities (other than Put Securities) that were purchased from the Company on an Exercise Date more than six months before the Termination Date, the Termination Date with respect to such Employee Shareholder;

(ii)          with respect to Incentive Securities (other than Put Securities) that were purchased on an Exercise Date either less than six months before the Termination Date or after the Termination Date, the Call Notice Date with respect to such Termination Securities; or

(iii)       with respect to Put Securities, the Termination Date of such Employee Shareholder.

“Fully-Diluted” means, with respect to any class of Company Securities, all outstanding shares and all shares issuable in respect of securities convertible into or exchangeable for such shares, all “in-the-money” stock appreciation rights, options, warrants and other rights to purchase or subscribe for such Company Securities or securities convertible into or exchangeable for such Company Securities.

“Incentive Plan” means the Company’s 2008 Equity Incentive Plan, as the same may be amended, modified or supplemented, and any other equity incentive plan adopted by the Board from time to time.

“Incentive Securities” means Company Securities (other than Purchased Securities) purchased or acquired by, or issued to, an Employee Shareholder or its Permitted Transferees pursuant to the exercise of options (including any Common Stock Options) or other rights to acquire Common Stock, or any other equity or equity-linked security issued by the Company, pursuant to an Incentive Plan.

“Initial Ownership” means, with respect to any Shareholder and any class of Company Securities, the Aggregate Ownership of such class by such Shareholder as of the date hereof (or, in the case of any Person that shall become a party to this Agreement after the date hereof, as of the date of joinder or entry of such Person into this Agreement), in each case taking into account any stock split, stock dividend, reverse stock split or similar event.

“Joinder Agreement” means an agreement by the joining party thereto to be bound by the terms and conditions of this Agreement in the form of Exhibit A hereto.

“Permitted Transferee” means:

(i)             in respect of any Avista Entity, (A) any other Avista Entity, (B) any general or limited partner of such entity (an “Avista Partner”), and any corporation, partnership, limited liability company or other entity that is an Affiliate of any Avista Partner (collectively, “Avista Affiliates”), (C) any managing director, general partner, director, limited partner, member, officer or employee of any Avista Entity or any Avista Affiliate, or any spouse, lineal descendant, sibling, parent, heir, executor, administrator, testamentary trustee, legatee or beneficiary of any of the foregoing persons described in this clause (i) (collectively, “Avista Associates”), (D) any trust the beneficiaries of which, or any corporation, limited liability company or partnership the Shareholders, members or general or limited partners of which, include only such Avista Entity, Avista Affiliates, Avista Associates, their spouses or their lineal descendants and (E) a voting trustee for one or more Avista Entities, Avista Affiliates or Avista Associates; and

(ii)          in respect of an Employee Shareholder, (A) any executor, administrator or testamentary trustee of such Employee Shareholder’s estate if the Employee Shareholder dies, (B) any transferee receiving Company Securities owned by such Employee Shareholder by will, intestacy laws or the laws of descent or survivorship, and (C) any trustee of a trust (including an inter vivos trust) of which there are no principal beneficiaries other than such Employee Shareholder or one or more lineal descendents, siblings or parents of such Employee Shareholder or one or more lineal descendents of any siblings of such Employee Shareholder.

“Person” means an individual, corporation, limited liability company, partnership, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Pro Rata Share” means, with respect to a Shareholder, the fraction that results from dividing (i) the number of shares of a particular class or classes of a Company Security held by such Shareholder (immediately before giving effect to any applicable issuance or transaction) by (ii) the aggregate number of shares of such class or classes of a Company Security held by all Shareholders (immediately before giving effect to any applicable issuance or transaction).

“Public Offering” means an underwritten public offering of Company Securities pursuant to an effective registration statement under the Securities Act, other than pursuant to a registration statement on Form S-4 or Form S-8 or any similar or successor form.

“Purchase Plan” means the Company’s 2008 Employee Stock Purchase Plan, as the same may be amended, modified or supplemented, and any other employee stock purchase plan adopted by the Board from time to time.

“Purchased Securities” means any Company Securities purchased by an Employee Shareholder from the Company pursuant to the Purchase Plan, but excluding any Incentive Securities and any Common Stock purchased by an Employee Shareholder after the First Public Offering in any open market transaction or otherwise from a Third Party.

“Retirement” means retirement at the age of 65 or more under the Company or its Subsidiary’s retirement policies and such retirement to be certified in writing by the retiring employee which certification shall be in form and substance satisfactory to the Board.

“Securities Act” means the Securities Act of 1933, as amended.

“Shareholder” means at any time, any Person (other than the Company) who shall then be a party to or bound by this Agreement, so long as such Person shall “beneficially own” (as such term is defined in Rule 13d-3 of the Exchange Act) any Company Securities.

“Subsidiary” means, with respect to any Person, any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person.

“Third Party” means any prospective purchaser(s) of Company Securities in an arm’s-length transaction from a Shareholder, other than a Permitted Transferee of such Shareholder.

“Transfer” means, with respect to any Company Securities, (i) when used as a verb, to sell, assign, dispose of, exchange, pledge, encumber, hypothecate or otherwise transfer such Company Securities or any participation or interest therein, whether directly or indirectly, or agree or commit to do any of the foregoing, and (ii) when used as a noun, a direct or indirect sale, assignment, disposition, exchange, pledge, encumbrance, hypothecation, or other transfer of such Company Securities or any participation or interest therein or any agreement or commitment to do any of the foregoing.

“14% Preferred Stock” means the 14% Non-Convertible Series A Preferred Stock, par value $0.001 per share, of the Company and any stock into which such preferred stock may hereafter be converted or changed.

(b)                                 Each of the following terms is defined in the Section set forth opposite such term:

Term	Section
Agreement	Preamble
Avista Affiliates	Definition of Permitted Transferee
Avista Associates	Definition of Permitted Transferee
Avista Designee	2.01(a)
Avista Entities	Preamble
Avista Partner	Definition of Permitted Transferee
Call Notice Date	4.03(a)(ii)
Call Right	4.03(a)(i)
Company	Preamble
Confidential Information	5.01(a)
Determination Time	3.03(b)
Drag-Along Rights	4.01(a)
Drag-Along Sale	4.01(a)
Drag-Along Sale Notice	4.01(a)
Drag-Along Sale Notice Period	4.01(a)
Drag-Along Sale Price	4.01(a)
Drag-Along Seller	4.01(a)
Drag-Along Transferee	4.01(a)
Employee Shareholders	Preamble
Irrevocable Proxy	2.02
Other Business	6.01(i)
Put Notice Date	4.03(b)(ii)
Put Right	4.03(b)(i)
Put Securities	4.03(b)(i)
Relative Ownership Percentage	3.03(b)
Termination Date	4.03(a)(i)
Termination Event	4.03(a)(i)
Termination Price	4.03(c)
Termination Securities	4.03(a)(i)
Terminated Employee Shareholder	4.03(a)(i)

Term	Section
Agreement	Preamble
Unrestricted Securities	3.03(b)

Section 1.02.                          Other Definitional and Interpretative Provisions.  The words “hereof,” “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.  References to Articles, Sections, Exhibits and Schedules are to Articles, Sections, Exhibits and Schedules of this Agreement unless otherwise specified.  All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein.  Any capitalized terms used in any Exhibit or Schedule but not otherwise defined therein, shall have the meaning as defined in this Agreement.  Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular.  Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation,” whether or not they are in fact followed by those words or words of like import.  “Writing,” “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form.  References to a statute are to that statute, as amended from time to time, and to the rules and regulations promulgated thereunder.  References to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.  References to any Person include the successors and permitted assigns of that Person.  References from or through any date mean, unless otherwise specified, from and including or through and including such date, respectively.

ARTICLE 2

CORPORATE GOVERNANCE

Section 2.01.         Composition of the Board.  (a)  The Board shall consist of such number of directors as may be determined by the Avista Entities from time to time, all of such directors shall be designated by the Avista Entities (each, an “Avista Designee” and collectively, the “Avista Designees”).

(b)                                  Each Employee Shareholder agrees that it shall vote its Company Securities, to the extent that they are entitled to vote, or execute proxies or written consents, as the case may be, and take all other necessary action (including causing the Company to call a special meeting of shareholders) in order to ensure that the composition of the Board is as set forth in this Section 2.01.

Section 2.02.         Irrevocable Proxy.  Each Employee Shareholder agrees that it shall, simultaneously with the execution and delivery of this Agreement, execute and deliver an irrevocable proxy in the form attached as Exhibit B hereto (the “Irrevocable Proxy”).

ARTICLE 3

RESTRICTIONS ON TRANSFER

Section 3.01.                             General Restrictions on Transfer.  (a)  Each Employee Shareholder understands and agrees that the Company Securities subject to this Agreement, including any Purchased Securities and Incentive Securities, have not been registered under the Securities Act and are restricted securities under such Act and the rules and regulations promulgated thereunder.  Each Employee Shareholder agrees that it shall not Transfer any Company Securities (or solicit any offers in respect of any Transfer of any Company Securities), except in compliance with the Securities Act, any other applicable securities or “blue sky” laws, and the terms and conditions of this Agreement.

(b)                                   Any attempt by an Employee Shareholder to Transfer any Company Securities not in compliance with this Agreement shall be null and void, and the Company shall not, and shall cause any transfer agent not to, give any effect in the Company’s stock records to such attempted Transfer.

Section 3.02.                             Legends.  (a)  In addition to any other legend that may be required, each certificate for Company Securities issued to any Employee Shareholder shall bear a legend in substantially the following form:

“THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR ANY NON-U.S. OR STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE THEREWITH.  THIS SECURITY IS ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AS SET FORTH IN THE EMPLOYEE SHAREHOLDERS’ AGREEMENT DATED AS OF [MARCH     ], 2008 AND AS MAY BE AMENDED FROM TIME TO TIME, COPIES OF WHICH MAY BE OBTAINED UPON REQUEST FROM LANTHEUS MI HOLDINGS, INC.  OR ANY SUCCESSOR THERETO.”

(b)                                   If any Company Securities cease to be subject to any and all restrictions on Transfer set forth in this Agreement, the Company, upon the written request of the holder thereof, shall issue to such holder a new certificate evidencing such Company Securities without the second sentence of the legend required by Section 3.02(a) endorsed thereon.

Section 3.03.                             Restrictions on Transfers by Employee Shareholders.  (a) Subject to Section 3.03(c), no Employee Shareholder shall Transfer any of its Company Securities except as follows:

(i)                                     in a Transfer made to one or more of its Permitted Transferees;

(ii)                                  in a Transfer made in compliance with Section 3.03(b);

(iii)                               in a Transfer made in compliance with Section 4.01; or

(iv)                              with the prior written consent of the Company and the Avista Entities;

provided, however, each Transfer in accordance with clauses (i) through (iii) above shall require (x) the applicable transferee to have executed and delivered to the Company a Joinder Agreement agreeing to be bound by the terms of this Agreement as an Employee Shareholder in accordance with Section 6.02 and (y) the transferring Employee Shareholder to have given prior written notice to the Company of the proposed Transfer to its Permitted Transferee, including the identity of such proposed Permitted Transferee and such other information reasonably requested by the Company to ensure compliance with the terms of this Agreement.

(b)                                 Notwithstanding anything in this Agreement to the contrary and whether the Company has filed a registration statement on Form S-8 (or any successor or similar form) or authorized, approved or permitted the implementation of a Rule 10b-5(1) sales plan:

(i)                                    following the First Public Offering, subject to Section 3.01(a), in addition to Transfers to Permitted Transferees, each Employee Shareholder may Transfer shares of Common Stock, other than any unvested shares of Common Stock and/or Common Stock Options issued or granted pursuant to employee benefit plans (such shares of Common Stock that may be Transferred, “Unrestricted Securities”), but only to the extent such Transfer would not result in the Relative Ownership Percentage (as defined below) of the Unrestricted Securities owned by such Employee Shareholder immediately following the effective time of such Transfer (the “Determination Time”) being less than the aggregate Relative Ownership Percentage of the Company Securities owned by the Avista Entities immediately following the Determination Time.  For purposes of this Section 3.03(b)(i), “Relative Ownership Percentage” means:

(x)                                   with respect to the Unrestricted Securities held by an Employee Shareholder, a fraction (expressed as a percentage), (A) the numerator of which is the number of Unrestricted Securities owned by such Employee Shareholder immediately following the Determination Time and (B) the denominator of which is the sum of (1) the number of Unrestricted Securities owned by such Employee Shareholder immediately following the

First Public Offering and (2) the number of Company Securities owned by such Employee Shareholder that were not Unrestricted Securities immediately following the First Public Offering but that have subsequently become Unrestricted Securities, and

(y)                                 with respect to Company Securities owned by the Avista Entities, a fraction (expressed as a percentage), (A) the numerator of which is the aggregate number of Company Securities owned by the Avista Entities immediately following the Determination Time and (B) the denominator of which is the aggregate number of Company Securities owned by the Avista Entities immediately following the First Public Offering.

(ii)                                 Following the First Public Offering, if any Avista Entity Transfers Company Securities to a Third Party, it shall notify the Company following the consummation of such Transfer of the number and type of Company Securities Transferred and the Company shall reasonably promptly notify each Employee Shareholder and each Permitted Transferee of such information.  Any Employee Shareholder wishing to Transfer Company Securities pursuant to Section 3.03(b)(i) shall be entitled to obtain prior to such Transfer, and rely upon, a statement from the Company of the number of Unrestricted Securities that such Employee Shareholder may Transfer pursuant to Section 3.03(b)(i).

(c)                                  The restrictions on Transfers set forth in Section 3.03(a) shall terminate on the date on which the percentage determined by dividing the Aggregate Ownership of Company Securities for the Avista Entities on such date by their Initial Ownership of Company Securities falls below 10%.

ARTICLE 4

DRAG-ALONG RIGHTS; PUT RIGHT AND CALL RIGHT

Section 4.01.                             Drag-Along Rights.  (a)  Subject to this Section 4.01 and Section 4.02, if the Avista Entities (together, the “Drag-Along Seller”) propose to Transfer not less than 50% of their collective Aggregate Ownership of any class of Company Securities to a Third Party (the “Drag-Along Transferee”) in a bona fide sale (a “Drag-Along Sale”), the Drag-Along Seller may at its option require all Employee Shareholders (i) to Transfer the Drag-Along Portion of such class of Company Securities (“Drag-Along Rights”) then held by every Employee Shareholder, and (ii) subject to and at the closing of the Drag-Along Sale, to exercise such number of options or warrants for such class of Company Securities held by every Employee Shareholder as is required in order that a sufficient number of such class of Company Securities are available to Transfer the relevant Drag-Along Portion of Company Securities of each Employee Shareholder, in each case for the same consideration per unit of the relevant class of Company Securities and otherwise on the same terms and conditions as the Drag-Along Seller, provided that any Employee Shareholder that holds options or warrants the exercise price per share of which is greater than the per share price at which such class of Company Securities are to be Transferred to the Drag-Along Transferee, if required by the Drag-Along Seller to exercise such options, may, in place of such exercise, submit to irrevocable cancellation thereof (subject to Section 4.01(b)) without any liability for payment of any exercise price with respect thereto.  If the Drag-Along Sale is not consummated with respect to any Company Securities acquired upon exercise of such options or warrants, such options or warrants shall be deemed not to have been exercised or canceled, as applicable.

The Drag-Along Seller shall provide notice of such Drag-Along Sale to the Employee Shareholders (a “Drag-Along Sale Notice”) not later than 10 days prior to the proposed Drag-Along Sale.  The Drag-Along Sale Notice shall identify the transferee, the number and class of Company Securities subject to the Drag-Along Sale, the type and amount (or value) of consideration for which a Transfer is proposed to be made (the “Drag-Along Sale Price”) and all other material terms and conditions of the Drag-Along Sale.  The number of Company Securities to be sold by each Employee Shareholder shall be the Drag-Along Portion of the class of Company Securities that such Shareholder owns.  Each Employee Shareholder shall be required to (v) participate in the Drag-Along Sale on the terms and conditions set forth in the Drag-Along Sale Notice, (w) to tender all its Company Securities as set forth below, (x) waive dissenter’s and/or appraisal rights (if any) with respect to the Drag-Along Sale, (y) vote or consent in favor of such transaction and (z) take any other necessary or appropriate action in furtherance of the foregoing.  The price payable in such Transfer shall be the Drag-Along Sale Price.  Not later than 10 days after the date of the Drag-Along Sale Notice (the “Drag-Along Sale Notice Period”), each of the Employee Shareholders shall deliver to the representative of the Drag-Along Seller designated in the Drag-Along Sale Notice the certificate and other applicable instruments representing the Company Securities of such Employee Shareholder to be included in the Drag-Along Sale, together with a limited power-of-attorney authorizing the Drag-Along Seller or such representative to Transfer such Company Securities on the terms set forth in the Drag-Along Notice and otherwise on the terms and conditions applicable to the Drag-Along Seller or otherwise more advantageous to the Drag-Along Seller than set forth in the Drag-Along Notice and wire transfer instructions for payment of the cash portion of the consideration to be received in such Drag-Along Sale, or, if such delivery is not permitted by applicable law, an unconditional agreement to deliver such Company Securities pursuant to this Section 4.01(a) at the closing for such Drag-Along Sale against delivery to such Shareholder of the consideration therefor.  If an Employee Shareholder should fail to deliver such certificates to the Drag-Along Seller, the Company (subject to reversal under Section 4.01(b)) shall cause the books and records of the Company to show that such Company Securities are bound by the provisions of this Section 4.01(a) and that such Company Securities shall be Transferred to the Drag-Along Transferee immediately upon surrender for Transfer by the holder thereof.

(b)                                 The Drag-Along Seller shall have a period of 120 days from the date of receipt of the Drag-Along Sale Notice to consummate the Drag-Along Sale on the terms and conditions set forth in such Drag-Along Sale Notice, provided that, if such

Drag-Along Sale is subject to regulatory approval, such 120-day period shall be extended until the expiration of five Business Days after all such approvals have been received, but in no event later than 180 days following the effective date of the Drag-Along Sale Notice.  If the Drag-Along Sale shall not have been consummated during such period, the Drag-Along Seller shall return to each of the Employee Shareholders the limited power-of-attorney and all certificates and other applicable instruments representing Company Securities that such Employee Shareholders delivered for Transfer pursuant hereto, together with any other documents in the possession of the Drag-Along Seller executed by the Employee Shareholders in connection with such proposed Transfer, and all the restrictions on Transfer contained in this Agreement or otherwise applicable at such time with respect to such Company Securities owned by the Employee Shareholders shall again be in effect.

(c)                                  Concurrently with the consummation of the Transfer of Company Securities pursuant to this Section 4.01, the Drag-Along Seller shall give notice thereof to the Employee Shareholders, shall remit to each of the Employee Shareholders that have surrendered their certificates and other applicable instruments the total consideration (the cash portion of which is to be paid by wire transfer in accordance with such Employee Shareholder’s wire transfer instructions) for the Company Securities Transferred pursuant hereto and shall furnish such other evidence of the completion and time of completion of such Transfer and the material terms thereof; provided that in no event shall any investment banking or investment advisory fees payable to the Drag-Along Seller or any of its Affiliates be included in the amount of consideration.

(d)                                 Notwithstanding anything contained in this Section 4.01, there shall be no liability on the part of the Drag-Along Seller to the Employee Shareholders (other than the obligation to return the limited power-of-attorney and the certificates and other applicable instruments representing Company Securities received by the Drag-Along Seller) if the Transfer of Company Securities pursuant to this Section 4.01 is not consummated for whatever reason, regardless of whether the Drag-Along Seller has delivered a Drag-Along Sale Notice.  Whether to effect a Transfer of Company Securities pursuant to this Section 4.01 by the Drag-Along Seller is in the sole and absolute discretion of the Drag-Along Seller.

(e)                                  This Section 4.01 shall terminate upon the consummation of the First Public Offering.

Section 4.02.                             Additional Conditions to Drag-Along Sales.  Notwithstanding anything contained in Section 4.01, the rights and obligations of the Employee Shareholders to participate in a Drag-Along Sale under Section 4.01 are subject to the following conditions:

(a)                                  each Employee Shareholder shall be obligated to pay only its Pro Rata Share (based on the number of Company Securities Transferred) of expenses incurred in connection with a consummated Drag-Along Sale to the extent such expenses are incurred for the benefit of all Shareholders and are not otherwise paid by the Company or another Person; and

(b)                                 each Employee Shareholder shall (i) make such representations, warranties and covenants and enter into such definitive agreements as are made by the Drag-Along Seller and (ii) be required to bear their proportionate share of any escrows, holdbacks or adjustments in purchase price.

Section 4.03.                           Call Right and Put Right.

(a)                                  Call Right.

(i)                                     Upon any Employee Shareholder ceasing to be employed by, or providing services to, the Company or one of its Subsidiaries (a “Terminated Employee Shareholder”) for any reason (a “Termination Event”), subject to the provisions of this Section 4.03, the Company shall have the option to purchase (the “Call Right”), and if such option is exercised, such Terminated Employee Shareholder shall sell, and shall cause any Permitted Transferees of such Terminated Employee Shareholder to sell, to the Company all or any portion of the Company Securities (A) that are Purchased Securities acquired, prior to and as of the date of the occurrence of such Termination Event (the “Termination Date”), or (B) that are Incentive Securities acquired prior to and as of the Termination Date, or acquired after such Termination Date pursuant to the exercise of Common Stock Options in accordance with the terms of such Common Stock Options (together with all Purchased Securities, the “Termination Securities”), at a price per Termination Security equal to the applicable Termination Price (as determined pursuant to Section 4.03(c) below) of the Termination Securities.

(ii)                                  With respect to each Termination Security, the Company shall notify a Terminated Employee Shareholder in writing, within the Call Period with respect to such Termination Security, whether the Company will exercise its right to purchase such Termination Security (the date on which a Terminated Employee Shareholder is so notified, the “Call Notice Date”).  The Company shall have the option to assign its right to purchase all or any portion of the Termination Securities under this Section 4.03 to any of the Avista Entities (provided that, prior to assigning such right to any particular Avista Entity, all such other Avista Entities shall first be offered a right to purchase such securities pro rata in proportion to the number of shares of Company Securities held by such Avista Entity) and any such Avista Entity may exercise the Company’s rights under this Section 4.03 in the same manner in which the Company could exercise such rights.

(iii)                               The closing of the purchase by the Company of Termination Securities pursuant to this Section 4.03(a) shall take place at the principal office of the Company on the date chosen by the Company, which date shall, except as may be reasonably necessary to determine the Termination Price, in no event be more than 45 days after the Call Notice Date.  At such closing, (i) the Company shall pay the Terminated Employee Shareholder and/or such Terminated Employee Shareholder’s Permitted Transferees, as applicable, against delivery of duly endorsed certificates described below representing such Termination Securities, the aggregate Termination Price by wire transfer of immediately available federal funds and (ii) the Terminated Employee Shareholder and/or such Terminated Employee Shareholder’s Permitted Transferees, as applicable, shall deliver to the Company a certificate or certificates representing the Termination Securities to be purchased by the Company duly endorsed, or with stock powers duly endorsed, for transfer with signature guaranteed, free and clear of any lien or encumbrance, with any necessary stock transfer tax stamps affixed.  The delivery of a certificate or certificates for the Termination Securities by any Person selling such Termination Securities pursuant to this Section 4.03 shall be deemed a representation and warranty by such Person that: (A) such Person has full right, title and interest in and to such Termination Securities; (B) such Person has all necessary power and authority and has taken all necessary action to sell such Termination Securities as contemplated; (C) such Termination Securities are free and clear of any and all liens or encumbrances; and (D) there is no adverse claim with respect to such Termination Securities.

(b)                                 Put Right.

(i)                                     Upon any Terminated Employee Shareholder’s termination as a result of death or Disability, such Terminated Employee Shareholder (or his or her executor, trustee or representative in the case of death or Disability) shall have the option to sell (the “Put Right”) and if such option is exercised the Company shall purchase, all or any portion of such Terminated Employee Shareholder’s Termination Securities owned on the Termination Date (collectively, the “Put Securities”) for a purchase price equal to the Termination Price of the Put Securities.

(ii)                                  The Terminated Employee Shareholder (or such Terminated Employee Shareholder’s Permitted Transferees) shall notify the Company in writing, within 60 days of the Termination Date, whether such Terminated Employee Shareholder (or such Permitted Transferee) will exercise its option pursuant to Section 4.03(b)(i) (the date on which the Company is so notified, the “Put Notice Date”).

(iii)                               Any notice delivered pursuant to Section 4.03(b)(ii) shall set forth the date chosen by such Employee Shareholder for the closing of the purchase by the Company of Put Securities pursuant to this Section 4.03(b), which date shall in no event be less than 60 days or more than 120 days after the Put Notice Date.  Such closing of the purchase by the Company of Put Securities shall take place at the principal office of the Company.  At such closing, (A) the Company shall pay the Terminated Employee Shareholder and/or such Terminated Employee Shareholder’s Permitted Transferees, as applicable, against delivery of duly endorsed certificates described below representing such Put Securities, the aggregate Termination Price by wire transfer of immediately available federal funds and (B) the Terminated Employee Shareholder and/or such Terminated Employee Shareholder’s Permitted Transferees, as applicable, shall deliver to the Company a certificate or certificates representing the Put Securities to be purchased by the Company duly endorsed, or with stock powers duly endorsed, for transfer with signature guaranteed, free and clear of any lien or encumbrance, with any necessary stock transfer tax stamps affixed.  The delivery of a certificate or certificates for the Put Securities by any Person selling such Put Securities pursuant to this Section 4.03(b) shall be deemed a representation and warranty by such Person that: (1) such Person has full right, title and interest in and to such Put Securities; (2) such Person has all necessary power and authority and has taken all necessary action to sell such Put Securities as contemplated; (3) such Put Securities are free and clear of any and all liens or encumbrances, and (4) there is no adverse claim with respect to such Put Securities.

(c)                                  Termination Price.  For purposes of this Section 4.03, if the employment or other service arrangement of an Employee Shareholder is terminated, the “Termination Price” per Termination Security purchased by the Company pursuant to (i) the Put Right shall equal to the greater of Cost or the Fair Market Value and (ii) the Call Right shall equal the value as set forth below:

Employment Termination	Purchased Securities	Incentive Securities

By the Company or any Subsidiary thereof without Cause	Greater of Cost or Fair Market Value	Fair Market Value

By the Company or any Subsidiary thereof with Cause or by the Employee Shareholder for any reason other than Retirement	Lower of Cost or Fair Market Value	Lower of Cost or Fair Market Value

Employment Termination	Purchased Securities	Incentive Securities

Upon the Death or Disability of the Employee Shareholder	Greater of Cost or Fair Market Value	Fair Market Value

Upon Retirement of the Employee Shareholders	Fair Market Value	Fair Market Value

For purposes of this Section 4.03(c), “Fair Market Value” shall be the Fair Market Value on the FMV Calculation Date.

(d)                                 Payment.  The Company shall pay the Termination Price in cash; provided, however, that the Termination Price may be paid by the execution and delivery by the Company of a promissory note, subordinated on terms requested by the Company to any indebtedness of the Company to any third parties, bearing interest at the prime rate, per annum, as published in The Wall Street Journal, Eastern Edition, with principal and accrued interest and payable in equal installments on each of the first four anniversaries of the closing date (or at such time as is required in order to address the issue set forth in clauses (ii) or (iii) below) if (i) such Employee Shareholder is in breach of the covenants contained in Article 5 hereof as determined by the Board in its sole discretion; (ii) restrictive covenants or other provisions contained in the documents evidencing the Company’s indebtedness for borrowed money do not permit the Company to make such payments in cash (or to the extent partial cash payment is permitted, the balance to be represented by such a note); or (iii) the cash payment of the Termination Price would adversely affect the Company’s financial condition as determined by the Board, in its sole discretion.

(e)                                  Termination of Call Right and Put Right.  The Call Rights and Put Rights under this Section 4.03 shall terminate one (1) year after the consummation of the First Public Offering.

ARTICLE 5

CERTAIN COVENANTS AND AGREEMENTS

Section 5.01.                             Confidentiality.  (a)  Each of the Employee Shareholders hereby covenants and agrees that it shall (i) hold confidential and not disclose, without the prior written consent of the Board, all confidential or proprietary written, recorded or oral information or data (including research, developmental, engineering, manufacturing, technical, marketing, sales, financial, operating, performance, cost, business and process information or data, know-how and computer programming and other software techniques) provided in connection herewith or with the business of the Company and its Subsidiaries, whether in its possession before or after the date hereof and whether such confidentiality or proprietary status is indicated orally or in writing or in a context in which the Company or the disclosing party reasonably communicated, or the receiving party should reasonably have understood, that the information should be treated as confidential, whether or not the specific words “confidential” or “proprietary” are used (“Confidential Information”) and (ii) use such Confidential Information only for the purpose of evaluating its investment in Company Securities, and not for any purpose that may be detrimental to the Company or any of its Subsidiaries.

(b)                                 The obligations contained in Section 5.01(a) shall not apply, or shall cease to apply, to Confidential Information if or when, and to the extent that, such Confidential Information (i) was, or becomes through no breach of the receiving party’s obligations hereunder, known to the public, (ii) becomes known to the receiving party from any source under circumstances not involving any breach of any confidentiality obligation by such source or (iii) is required to be disclosed by law, governmental regulation or applicable legal process.

Section 5.02.                          Conflicting Agreements.  Other than the Irrevocable Proxy, each Employee Shareholder represents and agrees that it shall not (i) grant any proxy or enter into or agree to be bound by any voting trust or agreement with respect to the Company Securities, except as expressly contemplated by this Agreement, (ii) enter into any agreement or arrangement of any kind with any Person with respect to its Company Securities inconsistent with the provisions of this Agreement or the Irrevocable Proxy or for the purpose or with the effect of denying or reducing the rights of any Employee Shareholder under this Agreement or the Irrevocable Proxy, including agreements or arrangements with respect to the Transfer or voting of its Company Securities, or (iii) act, for any reason, as a member of a group or in concert with any other Person in connection with the Transfer or voting of its Company Securities in any manner that is inconsistent with this Agreement or the Irrevocable Proxy.

ARTICLE 6

MISCELLANEOUS

Section 6.01.                          Investment Opportunities and Conflicts of Interest.  The parties hereto expressly acknowledge and agree that (i) the Avista Entities and their respective Affiliates are permitted to have, and may presently or in the future have, investments or other business relationships, ventures, agreements or arrangements with entities engaged in the same or similar business as the Company or its Subsidiaries and in related businesses other than through the Company and its Subsidiaries (an “Other Business”), provided that, with respect to any Other Business in which any Avista Entity engages, such Avista Entity shall, and shall cause its Affiliates to, use its reasonable best efforts to protect Confidential Information from being utilized by or for the benefit of the Other Business, (ii) the Avista Entities and their respective Affiliates have or may develop a strategic relationship with businesses that are or may be competitive with the Company and its Subsidiaries, (iii) none of the Avista Entities or their respective Affiliates will be prohibited by virtue of their investment in the Company or any of its Subsidiaries from pursuing and engaging in any such activities, (iv) none of the Avista Entities or their respective Affiliates will be obligated to inform the Company or any shareholders of the Company of any such opportunity, relationship or investment, (v) the other shareholders of the Company will not acquire, be provided with an option or opportunity to acquire or be entitled to any interest or participation in any Other Business as a result of the participation therein of any of the Avista Entities or their respective Affiliates.  The Employee Shareholders expressly authorize and consent to the involvement of the Avista Entities and/or their respective Affiliates in any Other Business and expressly waive, to the fullest extent permitted by applicable law, any rights to assert any claim that such involvement breaches any duty owed to any other shareholder of the Company or to assert that such involvement constitutes a conflict of interest by such Persons with respect to any shareholder of the Company and (vi) nothing contained herein shall limit, prohibit or restrict any designee of any Avista Entity or any representative of any of its Affiliates from serving on the board of directors or other governing body or committee of any Other Business.

Section 6.02.                          Binding Effect; Assignability; Benefit.  (a)  This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, legal representatives and permitted assigns.  Any Employee Shareholder that ceases to own beneficially any Company Securities shall cease to be bound by the terms hereof (other than Sections 5.01, 6.03, 6.06, 6.07, 6.08 and 6.09).

(b)                                   Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by any party hereto pursuant to any Transfer of Company Securities or otherwise, except that any Permitted Transferee acquiring Company Securities, Person acquiring Company Securities from any Employee Shareholder in a Transfer in compliance with Article 3 or Person acquiring Company Securities that is required or permitted by the terms of this Agreement or any employment agreement or stock purchase, option, stock option or other compensation plan of the Company or any Subsidiary to become a party hereto shall (unless already bound hereby) execute and deliver to the Company an agreement to be bound by this Agreement in the form of Exhibit A hereto and shall thenceforth be an Employee Shareholder for purposes of this Agreement and shall be subject to all of the terms, conditions, limitations and restrictions applicable to Employee Shareholders hereunder.  The Company shall update Schedule A attached hereto to include any such additional Employee Shareholders without further action on the part of the other parties hereto.

(c)                                    Nothing in this Agreement, expressed or implied, is intended to confer on any Person other than the parties hereto, and their respective heirs, successors, legal representatives and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

Section 6.03.                          Notices.  All notices, requests and other communications to any party shall be in writing and shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by facsimile transmission, if to the Company to:

Lantheus MI Holdings, Inc.

331 Treble Cove Road

North Billerica, Massachusetts 01862

Attention:  Chief Executive Officer and General Counsel

Fax:  (978) 671 - 8742

if to an Employee Shareholder, to the address or facsimile number with respect to such Employee Shareholder set forth on Schedule A attached hereto.

All notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. in the place of receipt and such day is a Business Day in the place of receipt.  Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding Business Day in the place of receipt.  Any notice, request or other written communication sent by facsimile transmission shall be confirmed by certified or registered mail, return receipt requested, posted within one Business Day, or by personal delivery, whether courier or otherwise, made within two Business Days after the date of such facsimile transmissions.

Any Person that becomes an Employee Shareholder shall provide its address and fax number to the Company, which shall promptly provide such information to each other Employee Shareholder.

Section 6.04.                          Waiver; Amendment; Termination.  (a)  No provision of this Agreement may be waived except by an instrument in writing executed by the party against whom the waiver is to be effective.  No provision of this Agreement may be amended or otherwise modified except by an instrument in writing executed by (i) the Company, with approval of the Board, (ii) Employee Shareholders whose Aggregate Ownership of Company Securities is at least 50% of the Aggregate Ownership of Company Securities held by all Employee Shareholders, but only if and to the extent such amendment adversely affects the express rights and obligations of the Employee Shareholders under this Agreement, and (iii) the Avista Entities; provided that with respect to clause (ii) above any amendment or modification that discriminates in any material respect against any Employee Shareholders in a manner disproportionate to other Employee Shareholders shall require the prior written consent of a majority of such Employee Shareholders so adversely affected.

(b)                                   This Agreement shall terminate upon the earliest to occur of (i) the consummation of the First Public Offering, (ii) the bankruptcy, liquidation, dissolution or winding-up of the Company, and (iii) the consummation of a Change of Control with respect to the Company, provided, however, that, notwithstanding any of the foregoing, the provisions of Sections 3.02, 3.03(b), 5.01, 5.02, 6.01 and any other applicable provisions of Article 6 shall survive any termination pursuant to Section 6.04(b)(i).

Section 6.05.                          No Right of Employment.  Nothing in this Agreement shall be construed to give any person (including any Employee Shareholder) any rights whatsoever with respect to any Company Securities except as specifically provided herein; limit in any way the right of the Company to terminate the employment of any person (including any Employee Shareholder) at any time; or be evidence of any agreement or understanding, express or implied, that the Company will employ any person (including any Employee Shareholder) in any particular position, at any particular rate of compensation or for any particular period of time.

Section 6.06.                          Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflicts of laws rules of such state.

Section 6.07.                          Jurisdiction.  The parties hereby agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in the United States District Court for the Southern District of New York or any New York State court sitting in New York County, and that any case of action arising out of this Agreement shall be deemed to have arisen from a transaction of business in the State of New York, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum.  Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.  Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 6.03 shall be deemed effective service of process on such party.

Section 6.08.                          WAIVER OF JURY TRIAL.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 6.09.                          Specific Enforcement.  Each party hereto acknowledges that the remedies at law of the other parties for a breach or threatened breach of this Agreement would be inadequate and, in recognition of this fact, any party to this Agreement, without posting any bond, and in addition to all other remedies that may be available, shall be entitled to obtain equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy that may then be available.

Section 6.10.                          Counterparts; Effectiveness.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.  Until and unless each party has received a counterpart hereof signed by the other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).

Section 6.11.                          Entire Agreement.  This Agreement, the Irrevocable Proxy, and the other agreements referred to herein constitute the entire agreement among the parties hereto and supersedes all prior and contemporaneous agreements and understandings, both oral and written, among the parties hereto with respect to the subject matter hereof and thereof.

Section 6.12.                          Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

LANTHEUS MI HOLDINGS, INC.

By:	/s/ David Burgstahler
Name: David Burgstahler
Title: Authorized Representative

AVISTA CAPITAL PARTNERS, L.P.

By:	Avista Capital Partners GP, LLC, its General Partner

By:	/s/ David Burgstahler
Name: David Burgstahler
Title: Authorized Representative

AVISTA CAPITAL PARTNERS (OFFSHORE), L.P.

By:	Avista Capital Partners GP, LLC, its General Partner

By:	/s/ David Burgstahler
Name: David Burgstahler
Title: Authorized Representative

Signature Page to Employee Shareholders’ Agreement

ACP-LANTERN CO-INVEST LLC

By:	Avista Capital Partners GP, LLC, its Sole Member

By:	/s/ David Burgstahler
Name: David Burgstahler
Title: Authorized Representative

EMPLOYEE SHAREHOLDERS:

Signature Page to Employee Shareholders’ Agreement

ACP-LANTERN CO-INVEST LLC

By:	Avista Capital Partners GP, LLC, its Sole Member

By:
	Name:	David Burgstahler
	Title:	Authorized Representative

EMPLOYEE SHAREHOLDERS:

/s/ [ILLEGIBLE]

Signature Page to Employee Shareholders’ Agreement

ACP-LANTERN CO-INVEST LLC

By:	Avista Capital Partners GP, LLC, its Sole Member

By:
	Name:	David Burgstahler
	Title:	Authorized Representative

EMPLOYEE SHAREHOLDERS:

/s/ [ILLEGIBLE]

Signature Page to Employee Shareholders’ Agreement

ACP-LANTERN CO-INVEST LLC

By:	Avista Capital Partners GP, LLC, its Sole Member

By:
	Name:	David Burgstahler
	Title:	Authorized Representative

EMPLOYEE SHAREHOLDERS:

/s/ [ILLEGIBLE]

Signature Page to Employee Shareholders’ Agreement

ACP-LANTERN CO-INVEST LLC

By:	Avista Capital Partners GP, LLC, its Sole Member

By:
	Name:	David Burgstahler
	Title:	Authorized Representative

EMPLOYEE SHAREHOLDERS:

/s/ [ILLEGIBLE] 5/28/08

Signature Page to Employee Shareholders’ Agreement

ACP-LANTERN CO-INVEST LLC

By:	Avista Capital Partners GP, LLC, its Sole Member

By:
	Name:	David Burgstahler
	Title:	Authorized Representative

EMPLOYEE SHAREHOLDERS:

/s/ [ILLEGIBLE]

Signature Page to Employee Shareholders’ Agreement

ACP-LANTERN CO-INVEST LLC

By:	Avista Capital Partners GP, LLC, its Sole Member

By:
	Name:	David Burgstahler
	Title:	Authorized Representative

EMPLOYEE SHAREHOLDERS:

/s/ [ILLEGIBLE]

Signature Page to Employee Shareholders’ Agreement

ACP-LANTERN CO-INVEST LLC

By:	Avista Capital Partners GP, LLC, its Sole Member

By:
	Name:	David Burgstahler
	Title:	Authorized Representative

EMPLOYEE SHAREHOLDERS:

/s/ [ILLEGIBLE]

Signature Page to Employee Shareholders’ Agreement

ACP-LANTERN CO-INVEST LLC

By:	Avista Capital Partners GP, LLC, its Sole Member

By:
	Name:	David Burgstahler
	Title:	Authorized Representative

EMPLOYEE SHAREHOLDERS:

/s/ [ILLEGIBLE]

Signature Page to Employee Shareholders’ Agreement

ACP-LANTERN CO-INVEST LLC

By:	Avista Capital Partners GP, LLC, its Sole Member

By:
	Name:	David Burgstahler
	Title:	Authorized Representative

EMPLOYEE SHAREHOLDERS:

/s/ [ILLEGIBLE] May 30, 2008

Signature Page to Employee Shareholders’ Agreement

ACP-LANTERN CO-INVEST LLC

By:	Avista Capital Partners GP, LLC, its Sole Member

By:
	Name:	David Burgstahler
	Title:	Authorized Representative

EMPLOYEE SHAREHOLDERS:

/s/ [ILLEGIBLE]

Signature Page to Employee Shareholders’ Agreement

ACP-LANTERN CO-INVEST LLC

By:	Avista Capital Partners GP, LLC, its Sole Member

By:
	Name:	David Burgstahler
	Title:	Authorized Representative

EMPLOYEE SHAREHOLDERS:

/s/ [ILLEGIBLE]

Signature Page to Employee Shareholders’ Agreement

ACP-LANTERN CO-INVEST LLC

By:	Avista Capital Partners GP, LLC, its Sole Member

By:
	Name:	David Burgstahler
	Title:	Authorized Representative

EMPLOYEE SHAREHOLDERS:

/s/ [ILLEGIBLE]

Signature Page to Employee Shareholders’ Agreement

ACP-LANTERN CO-INVEST LLC

By:	Avista Capital Partners GP, LLC, its Sole Member

By:
	Name:	David Burgstahler
	Title:	Authorized Representative

EMPLOYEE SHAREHOLDERS:

/s/ [ILLEGIBLE]

Signature Page to Employee Shareholders’ Agreement

ACP-LANTERN CO-INVEST LLC

By:	Avista Capital Partners GP, LLC, its Sole Member

By:
	Name:	David Burgstahler
	Title:	Authorized Representative

EMPLOYEE SHAREHOLDERS:

/s/ John Douglas
John Douglas

Signature Page to Employee Shareholders’ Agreement

ACP-LANTERN CO-INVEST LLC

By:	Avista Capital Partners GP, LLC, its Sole Member

By:
	Name:	David Burgstahler
	Title:	Authorized Representative

EMPLOYEE SHAREHOLDERS:

/s/ [ILLEGIBLE]

Signature Page to Employee Shareholders’ Agreement

ACP-LANTERN CO-INVEST LLC

By:	Avista Capital Partners GP, LLC, its Sole Member

By:
	Name:	David Burgstahler
	Title:	Authorized Representative

EMPLOYEE SHAREHOLDERS:

/s/ [ILLEGIBLE]

Signature Page to Employee Shareholders’ Agreement

ACP-LANTERN CO-INVEST LLC

By:	Avista Capital Partners GP, LLC, its Sole Member

By:
	Name:	David Burgstahler
	Title:	Authorized Representative

EMPLOYEE SHAREHOLDERS:

/s/ [ILLEGIBLE]
[ILLEGIBLE]

Signature Page to Employee Shareholders’ Agreement

ACP-LANTERN CO-INVEST LLC

By:	Avista Capital Partners GP, LLC, its Sole Member

By:
	Name:	David Burgstahler
	Title:	Authorized Representative

EMPLOYEE SHAREHOLDERS:

/s/ [ILLEGIBLE]

Signature Page to Employee Shareholders’ Agreement

ACP-LANTERN CO-INVEST LLC

By:	Avista Capital Partners GP, LLC, its Sole Member

By:
	Name:	David Burgstahler
	Title:	Authorized Representative

EMPLOYEE SHAREHOLDERS:

/s/ [ILLEGIBLE]

Signature Page to Employee Shareholders’ Agreement

ACP-LANTERN CO-INVEST LLC

By:	Avista Capital Partners GP, LLC, its Sole Member

By:
	Name:	David Burgstahler
	Title:	Authorized Representative

EMPLOYEE SHAREHOLDERS:

/s/ [ILLEGIBLE]

Signature Page to Employee Shareholders’ Agreement

ACP-LANTERN CO-INVEST LLC

By:	Avista Capital Partners GP, LLC, its Sole Member

By:
	Name:	David Burgstahler
	Title:	Authorized Representative

EMPLOYEE SHAREHOLDERS:

/s/ [ILLEGIBLE]

Signature Page to Employee Shareholders’ Agreement

ACP-LANTERN CO-INVEST LLC

By:	Avista Capital Partners GP, LLC, its Sole Member

By:
	Name:	David Burgstahler
	Title:	Authorized Representative

EMPLOYEE SHAREHOLDERS:

/s/ Walter A. Smith Jr

Signature Page to Employee Shareholders’ Agreement

ACP-LANTERN CO-INVEST LLC

By:	Avista Capital Partners GP, LLC, its Sole Member

By:
	Name:	David Burgstahler
	Title:	Authorized Representative

EMPLOYEE SHAREHOLDERS:

/s/ [ILLEGIBLE]

Signature Page to Employee Shareholders’ Agreement

ACP-LANTERN CO-INVEST LLC

By:	Avista Capital Partners GP, LLC, its Sole Member

By:
	Name:	David Burgstahler
	Title:	Authorized Representative

EMPLOYEE SHAREHOLDERS:

/s/ Mark W. Watson

Signature Page to Employee Shareholders’ Agreement

ACP-LANTERN CO-INVEST LLC

By:	Avista Capital Partners GP, LLC, its Sole Member

By:
	Name:	David Burgstahler
	Title:	Authorized Representative

EMPLOYEE SHAREHOLDERS:

/s/ Ming Yu

Signature Page to Employee Shareholders’ Agreement

ACP-LANTERN CO-INVEST LLC

By:	Avista Capital Partners GP, LLC, its Sole Member

By:
	Name:	David Burgstahler
	Title:	Authorized Representative

EMPLOYEE SHAREHOLDERS:

/s/ [ILLEGIBLE]

Signature Page to Employee Shareholders’ Agreement

ACP-LANTERN CO-INVEST LLC

By:	Avista Capital Partners GP, LLC, its Sole Member

By:
	Name:	David Burgstahler
	Title:	Authorized Representative

EMPLOYEE SHAREHOLDERS:

/s/ [ILLEGIBLE]

Signature Page to Employee Shareholders’ Agreement

ACP-LANTERN CO-INVEST LLC

By:	Avista Capital Partners GP, LLC, its Sole Member

By:
	Name:	David Burgstahler
	Title:	Authorized Representative

EMPLOYEE SHAREHOLDERS:

/s/ [ILLEGIBLE]

Signature Page to Employee Shareholders’ Agreement

ACP-LANTERN CO-INVEST LLC

By:	Avista Capital Partners GP, LLC, its Sole Member

By:
	Name:	David Burgstahler
	Title:	Authorized Representative

EMPLOYEE SHAREHOLDERS:

/s/ [ILLEGIBLE]

Signature Page to Employee Shareholders’ Agreement

ACP-LANTERN CO-INVEST LLC

By:	Avista Capital Partners GP, LLC, its Sole Member

By:
	Name:	David Burgstahler
	Title:	Authorized Representative

EMPLOYEE SHAREHOLDERS:

/s/ [ILLEGIBLE]

[ILLEGIBLE]

Signature Page to Employee Shareholders’ Agreement

ACP-LANTERN CO-INVEST LLC

By:	Avista Capital Partners GP, LLC, its Sole Member

By:
	Name:	David Burgstahler
	Title:	Authorized Representative

EMPLOYEE SHAREHOLDERS:

/s/ [ILLEGIBLE]

Signature Page to Employee Shareholders’ Agreement

ACP-LANTERN CO-INVEST LLC

By:	Avista Capital Partners GP, LLC, its Sole Member

By:
	Name:	David Burgstahler
	Title:	Authorized Representative

EMPLOYEE SHAREHOLDERS:

/s/ [ILLEGIBLE]

Signature Page to Employee Shareholders’ Agreement

ACP-LANTERN CO-INVEST LLC

By:	Avista Capital Partners GP, LLC, its Sole Member

By:
	Name:	David Burgstahler
	Title:	Authorized Representative

EMPLOYEE SHAREHOLDERS:

/s/ [ILLEGIBLE]

Signature Page to Employee Shareholders’ Agreement

ACP-LANTERN CO-INVEST LLC

By:	Avista Capital Partners GP, LLC, its Sole Member

By:
	Name:	David Burgstahler
	Title:	Authorized Representative

EMPLOYEE SHAREHOLDERS:

/s/ [ILLEGIBLE]

Signature Page to Employee Shareholders’ Agreement

ACP-LANTERN CO-INVEST LLC

By:	Avista Capital Partners GP, LLC, its Sole Member

By:
	Name:	David Burgstahler
	Title:	Authorized Representative

EMPLOYEE SHAREHOLDERS:

/s/ [ILLEGIBLE]

Signature Page to Employee Shareholders’ Agreement

ACP-LANTERN CO-INVEST LLC

By:	Avista Capital Partners GP, LLC, its Sole Member

By:
	Name:	David Burgstahler
	Title:	Authorized Representative

EMPLOYEE SHAREHOLDERS:

/s/ [ILLEGIBLE]

Signature Page to Employee Shareholders’ Agreement

ACP-LANTERN CO-INVEST LLC

By:	Avista Capital Partners GP, LLC, its Sole Member

By:
	Name:	David Burgstahler
	Title:	Authorized Representative

EMPLOYEE SHAREHOLDERS:

/s/ [ILLEGIBLE]

Signature Page to Employee Shareholders’ Agreement

ACP-LANTERN CO-INVEST LLC

By:	Avista Capital Partners GP, LLC, its Sole Member

By:
	Name:	David Burgstahler
	Title:	Authorized Representative

EMPLOYEE SHAREHOLDERS:

/s/ Jack Wentz
Jack Wentz

Signature Page to Employee Shareholders’ Agreement

ACP-LANTERN CO-INVEST LLC

By:	Avista Capital Partners GP, LLC, its Sole Member

By:
	Name:	David Burgstahler
	Title:	Authorized Representative

EMPLOYEE SHAREHOLDERS:

/s/ [ILLEGIBLE], Trustee

Signature Page to Employee Shareholders’ Agreement

ACP-LANTERN CO-INVEST LLC

By:	Avista Capital Partners GP, LLC, its Sole Member

By:
	Name:	David Burgstahler
	Title:	Authorized Representative

EMPLOYEE SHAREHOLDERS:

/s/ Daniel Griffin

Signature Page to Employee Shareholders’ Agreement

ACP-LANTERN CO-INVEST LLC

By:	Avista Capital Partners GP, LLC, its Sole Member

By:
	Name:	David Burgstahler
	Title:	Authorized Representative

EMPLOYEE SHAREHOLDERS:

/s/ [ILLEGIBLE]

Signature Page to Employee Shareholders’ Agreement

ACP-LANTERN CO-INVEST LLC

By:	Avista Capital Partners GP, LLC, its Sole Member

By:
	Name:	David Burgstahler
	Title:	Authorized Representative

EMPLOYEE SHAREHOLDERS:

/s/ [ILLEGIBLE]

Signature Page to Employee Shareholders’ Agreement

ACP-LANTERN CO-INVEST LLC

By:	Avista Capital Partners GP, LLC, its Sole Member

By:
	Name:	David Burgstahler
	Title:	Authorized Representative

EMPLOYEE SHAREHOLDERS:

/s/ [ILLEGIBLE]

Signature Page to Employee Shareholders’ Agreement

ACP-LANTERN CO-INVEST LLC

By:	Avista Capital Partners GP, LLC, its Sole Member

By:
	Name:	David Burgstahler
	Title:	Authorized Representative

EMPLOYEE SHAREHOLDERS:

/s/ [ILLEGIBLE]

Signature Page to Employee Shareholders’ Agreement

EXHIBIT A

JOINDER TO EMPLOYEE SHAREHOLDERS AGREEMENT

This Joinder Agreement (this “Joinder Agreement”) is made as of the date written below by the undersigned (the “Joining Party”) in accordance with the Employee Shareholders Agreement dated as of May 30, 2008 (the “Employee Shareholders Agreement”) among (i) Lantheus MI Holdings, Inc., a Delaware corporation, (ii) Avista Capital Partners, L.P., Avista Capital Partners (Offshore), L.P., and ACP-Lantern Co-Invest LLC, and (iii) certain other Persons listed on Schedule A attached thereto, as the same may be updated from time to time.  Capitalized terms used, but not defined, herein shall have the meaning ascribed to such terms in the Employee Shareholders Agreement.

The Joining Party hereby acknowledges, agrees and confirms that, by its execution of this Joinder Agreement, the Joining Party shall be deemed to be a party to the Employee Shareholders Agreement as of the date hereof.  The Joining Party (i) shall have all of the rights and obligations of a “Employee Shareholder” under the Employee Shareholders Agreement and (ii) such Joining Party shall be deemed a “Employee Shareholder” and subject to all of the terms, conditions, limitations and restrictions applicable thereto under the Employee Shareholders Agreement, in each case, as if it had executed the Employee Shareholders Agreement.  The Joining Party hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Employee Shareholders Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.

Date: ,

[NAME OF JOINING PARTY]

By:
Name:
Title:

Address for Notices:

EXHIBIT B

FORM OF IRREVOCABLE PROXY

Signature Page to Employee Shareholders’ Agreement